                                    GUARANTY

         GUARANTY made by XENI FINANCIAL SERVICES CORP., a Florida corporation, having an address at 1020 NW 6th Street, Suite I, Deerfield Beach, Florida 33442
("Guarantor") in favor of David Goldner, an individual having an address at 800
South Ocean Boulevard, Suite LPH1, Boca Raton, FL 33432 ("Payee").

                              W I T N E S S E T H:

         WHEREAS, simultaneously with the execution of this Guaranty, MDwerks,
Inc., the parent corporation of Guarantor, has issued to Payee a promissory note in the original principal amount of Two Hundred Fifty Thousand ($250,000.00)
Dollars (the "Note");

         WHEREAS, in order to induce Payee to advance the funds to MDwerks, Inc.
evidenced by the Note, Guarantor has agreed to guaranty the obligations of
MDwerks, Inc. in respect of the Note.

         NOW, THEREFORE, in consideration of the premises and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby guarantees, covenants and agrees as follows:

         1. Guarantor unconditionally and absolutely guarantees and agrees to stand surety to Payee, and its successors and assigns, the due, punctual and complete payment and performance as and when due by MDwerks, Inc. of all of the obligations, undertakings, covenants and agreements of MDwerks, Inc. under the
Note and under any modification, amendment, variation or termination of the provisions of the Note (including any and all interest on such obligations and specifically including any interest on such obligations accruing after the commencement of any bankruptcy receivership or other insolvency proceeding, whether or not a claim for such interest is allowable or allowed in such proceeding). Upon the occurrence of any "Event of Default" as defined and described in the Note, Payee may immediately demand from guarantor payment in full of all such obligations, undertakings, covenants and agreements of MDwerks,
Inc. without first making demand on MDwerks, Inc. or giving notice of such Event of Default to MDwerks, Inc.

         2. Guarantor waives to the fullest extent permitted by law: (a) any defense based upon any (i) legal disability or lack of authority of MDwerks,
Inc., (ii) legal or equitable discharge or limitation of the liability of
MDwerks, Inc., whether consensual or arising by operation of law, (iii)
bankruptcy, insolvency, reorganization or other similar proceeding affecting
Guarantor or MDwerks, Inc., or (iv) invalidity, irregularity or unenforceability of any or all of the provisions of this Guaranty or the Note; (b) presentment, demand, protest or notice of any other kind; (c) notice of acceptance of this
Guaranty; (d) other defenses available to a guarantor under applicable law; or
(e) any requirement of diligence on the party of Payee or any right Guarantor may have to require Payee to proceed first against MDwerks, Inc.

         3. Guarantor hereby agrees that this is a guaranty of payment and not of collection and that Payee shall have the right to require the performance by
Guarantor of each and every one of its obligations hereunder, and to sue for damages and other relief at law and in equity (including specific performance)
for breach of any such obligations without first seeking or taking any action against MDwerks, Inc., and that the institution of any such suit or proceeding shall not be deemed to be taking part in the control of the business of MDwerks,
Inc. by Payee or subject Payee to liability to Guarantor, its successors or assigns hereunder or to any other person or entity for any of Payee's obligations.

         4. The liability of Guarantor shall be unaffected by:

                  (i)      any modification, amendment, termination or variation
                           in or addition to or increase in the amount of or new
                           extensions of credit under the Note;

                  (ii)     any extensions of time for performance or any waiver
                           of performance or any delay of Payee in enforcing any
                           right, remedy, power or privilege which Payee may
                           have against MDwerks, Inc. or any other person;

                  (iii)    the release of MDwerks, Inc., or any other guarantor,
                           in whole or in part, from performance or observance
                           of any of the agreements, covenants, terms or
                           conditions contained in the Note or any other
                           guaranty of the Note, whether made with or without
                           notice to Guarantor or the release by Payee of any
                           collateral or liens thereon now or hereafter pledged
                           by MDwerks, Inc., any such other guarantor or
                           Guarantor to secure the Note or any guaranty
                           (including this Guaranty);

                  (iv)     any other guarantee now or hereafter executed by
                           Guarantor or anyone else in connection with the
                           transactions contemplated by the Note;

                  (v)      any rights, powers or privileges Payee may now or
                           hereafter have against any person or entity; or

                  (vi)     any event of bankruptcy, insolvency, reorganization
                           or similar proceedings affecting MDwerks, Inc. or any
                           other guarantor or the dissolution or liquidation of
                           MDwerks, Inc. or any other guarantor.

         5. Guarantor covenants that in the event Guarantor does not make payment in full upon appropriate demand for all of its obligations under this
Guaranty, Guarantor will reimburse Payee for all reasonable expense incurred directly in the enforcement of the rights of Payee hereunder, including reasonable attorneys' fees and expenses.

         6. This Guaranty is a continuous and continuing guarantee and shall be construed and enforced in accordance with the laws of the State of Florida. In the event that any provision of this Guaranty is declared by a Court of competent jurisdiction to be illegal, unenforceable or void, this Guaranty will continue in full force and effect without said provision and the parties agree to replace such provision with a valid and enforceable provision that will achieve, to the

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extent possible, the economic, business and other purposes of such provisions;
provided, however, that no such severability will be effective against a party if it materially and adversely changes the economic benefits of this Guaranty to such party.

         7. Guarantor has reviewed the terms and conditions of the Note and has considered and understands all of the respective obligations, undertakings, covenants and agreements of Payee thereunder.

         8. No modification, waiver, amendment, discharge or change in this
Guaranty shall be valid unless in writing and approved by Payee.

         9. Nothing herein shall be deemed a waiver by the Guarantor of any right it may have to subrogation or contribution against third parties.

         10. This Guaranty shall inure to the benefit of Payee, its successors and assigns exclusively and shall not inure to the benefit of, or be enforceable by, any other third party. Guarantor may not assign any of its obligations, liabilities or duties hereunder without the written consent of Payee.

         11. Notwithstanding anything to the contrary contained herein, if at any time Payee is compelled to return any payment previously received by Payee on account of the obligations owing under the Note or this Guaranty, including pursuant to any laws regarding preferences or fraudulent conveyances, the provisions of this Guaranty and Guarantor's obligations hereunder shall be reinstated and revived until Payee shall have received indefeasible payment in full in cash with respect to all such returned payments.

         12. Governing Law; Jurisdiction; Waiver Of Jury Trial.

THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE
OF FLORIDA AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF
THE STATE OF FLORIDA. GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS,
FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE SUPREME
COURT OF THE STATE OF FLORIDA SITTING IN THE COUNTY OF BROWARD AND OF THE UNITED
STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF FLORIDA, AND ANY APPELLATE
COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING
TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH
OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL
CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED
IN SUCH FLORIDA OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT.
NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT
TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. GUARANTOR HEREBY WAIVES
THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING FOR THE ENFORCEMENT OF
THIS AGREEMENT.

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         IN WITNESS WHEREOF, Guarantor has duly executed and delivered this
Guaranty to as of the 24th day of August, 2006.

                                     Guarantor:

                                     XENI FINANCIAL SERVICES, CORP.

                                     By:       /s/ Howard B. Katz
                                              ---------------------
                                              Name:    Howard Katz
                                              Title:   Chief Executive Officer

State of Florida  )
                  )     ss.:
County of         )

         On the ____ day of August, 2006, before me, the undersigned, personally appeared _________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                        ----------------------------------
                                                   Notary Public

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